UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR-A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/14

The following N-CSR relates only to the series of the Registrant listed below, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus International Bond Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
International
Bond Fund

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
57	Report of Independent Registered Public Accounting Firm
58	Important Tax Information
59	Board Members Information
61	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
International Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Fixed-income securities in international markets generally benefited over the past year from aggressively accommodative monetary policies throughout much of the world as some major central banks reduced short-term interest rates in an effort to fight deflationary pressures and stimulate greater economic growth. Although these actions led to bond market rallies in a number of countries, the positive effects of a declining interest-rate environment were more than fully offset by adverse currency exchange movements.The euro, yen, and other major currencies generally lost value against a strengthening U.S. dollar, undermining unhedged investment returns for U.S. residents.

We believe the outlook for international bonds currently appears to be mixed. On one hand, central banks have signaled their willingness to reduce interest rates further and adopt other measures to support their local economies, which could help drive bond yields lower and prices higher. On the other hand, bonds in some markets have reached higher valuations, and they could be vulnerable to any new evidence that credit conditions may be deteriorating. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by David Leduc, CFA, and Brendan Murphy, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus International Bond Fund’s Class A shares produced a total return of 2.77%, Class C shares returned 2.09%, Class I shares returned 3.08%, and ClassY shares returned 3.13%.1 In comparison, the fund’s benchmark, the Barclays Global Aggregate ex-U.S. (Unhedged) Bond Index (the “Index”), produced a total return of –2.53% for the same period.2

A strengthening U.S. dollar eroded returns from bonds denominated in foreign currencies over the reporting period. The fund outperformed its benchmark, mainly due to our currency hedging and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its net assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors, and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies.We then focus on sectors and individual securities that appear to be relatively undervalued.

Currency Movements Dampened Market Averages

By the end of 2013, evidence of accelerating domestic and global economic recoveries and the Federal Reserve Board’s decision to gradually reduce its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% for the first time in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

two years. However, renewed global economic and geopolitical concerns soon caused bond yields to moderate in the United States and other developed markets. In Europe, concerns regarding potential deflationary pressures in a struggling regional economy prompted monetary policymakers to reduce short-term interest rates and implement other stimulative measures, which drove sovereign bond yields lower. Meanwhile, waning banking crises in some of Europe’s peripheral countries sparked rallies among their sovereign bonds. Japan’s bond market encountered heightened volatility as the stimulative effects of an aggressively accommodative monetary policy battled for dominance with the dampening impact of higher taxes.

These developments caused the U.S. dollar to strengthen against the euro, the yen, and most other major currencies. As a result, the value of unhedged, foreign currency-denominated investments lost value for U.S. residents, and the fund’s benchmark posted a mild loss for the reporting period overall.

Currency and Security Selection Strategies Buoyed Fund Results

We are pleased that the fund produced positive absolute returns in an otherwise challenging reporting period. The fund’s results compared to its benchmark were bolstered by our currency hedging strategy, which included overweighted exposure to the strengthening U.S. dollar and relatively light positions in the euro, Japanese yen, Australian dollar, and New Zealand dollar. Our security selection strategy also fared relatively well.We maintained overweighted positions in the rallying sovereign bonds of peripheral European countries, such as Portugal and Italy. The fund also benefited from an allocation to investment-grade and high yield corporate-backed bonds, where bonds from financial institutions helped boost relative performance.

On the other hand, a small allocation to Treasury Inflation Protected Securities (“TIPS”) in the United States weighed on relative results when inflation remained subdued despite accelerating U.S. economic growth. In addition, a relatively short average duration prevented the fund from participating more fully in the benefits of falling sovereign bond yields, but its impact was partly mitigated by a yield-curve focus designed to benefit from narrowing yield differences along the market’s maturity range.

At times during the reporting period, we employed currency forward contracts, swaps, and options to hedge currency exposures; interest-rate futures and swaps to establish the fund’s duration positioning; and index-oriented derivatives to manage the fund’s high yield exposure.

Strategies for an Improving Economic Environment

Although the U.S. economy has gained momentum, overseas economies have continued to struggle, and central banks have indicated that they are prepared to reduce short-term interest rates further. However, we believe that bonds in some developed markets have reached richer valuations than currently are warranted by economic fundamentals. In our judgment, these securities could be vulnerable to price declines if economic activity improves, inflation accelerates, or interest rates rise in their markets.

Therefore, we believe that investors will continue to favor higher yielding market sectors. We have maintained ample exposure to corporate securities and sovereign bonds from the emerging markets. We also have maintained positions in sovereign bonds from Australia, New Zealand, and some European countries, which appear to be less vulnerable to declines than bonds in Japan and the United States. In our judgment, these are prudent strategies for today’s changing market environment.

November 17, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivate held by the fund will not correlate with the underlying instruments or the fund’s other instruments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
I and ClassY shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays Global Aggregate ex-U.S. (Unhedged) Bond Index provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of Dreyfus International Bond Fund on 12/30/05 (inception date) to a $10,000 investment made in the Barclays Global Aggregate Ex-U.S. Index (unhedged) (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests 80% of its assets primarily in fixed-income securities.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/14

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	12/30/05	–1.87%		3.02%	6.65%
without sales charge	12/30/05	2.77%		3.98%	7.21%
Class C shares
with applicable redemption charge †	12/30/05	1.09%		3.23%	6.42%
without redemption	12/30/05	2.09%		3.23%	6.42%
Class I shares	12/30/05	3.08%		4.27%	7.49%
Class Y shares	7/1/13	3.13%		4.22%††	7.35	%††
Barclays Global Aggregate
Ex-U.S. Index (unhedged)	12/31/05	–2.53%		1.45%	4.52	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.
†††	For comparative purposes, the value of the Index as of 12/31/05 is used as the beginning value on 12/30/05.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.48	$8.79	$3.77	$3.37
Ending value (after expenses)	$995.50	$992.50	$996.80	$997.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.55	$8.89	$3.82	$3.41
Ending value (after expenses)	$1,019.71	$1,016.38	$1,021.42	$1,021.83

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.75% for Class C, .75% for
Class I and .67% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2014

		Coupon	Maturity	Principal
Bonds and Notes—97.8%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—3.6%
Australian Government,
Sr. Unscd. Bonds, Ser. 137	AUD	2.75	4/21/24	49,200,000		41,429,079
Australian Government,
Sr. Unscd. Bonds, Ser. 133	AUD	5.50	4/21/23	19,525,000		20,104,860
						61,533,939
Brazil—.6%
Banco Nacional de
Desenvolvimento
Economico e Social,
Sr. Unscd. Notes		3.38	9/26/16	7,275,000	[b]	7,447,781
Odebrecht Finance,
Gtd. Notes	BRL	8.25	4/25/18	6,525,000	[b]	2,363,367
						9,811,148
Canada—1.5%
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2012-1A, Cl. A3	CAD	2.38	4/17/17	8,535,507	[b]	7,621,862
CIT Canada Equipment
Receivables Trust,
Ser. 2012-1A, Cl. A2	CAD	2.11	12/20/16	2,395,042	[b]	2,133,171
CNH Capital Canada
Receivables Trust,
Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	13,575,000	[b]	12,081,334
CNH Capital Canada
Receivables Trust,
Ser. 2011-1A, Cl. A2	CAD	2.34	7/17/17	3,175,153	[b]	2,830,466
Ford Auto Securitization Trust,
Ser. 2012-R1, Cl. A2	CAD	2.02	3/15/16	1,250,660		1,110,853
Ford Auto Securitization Trust,
Ser. 2010-R3A, Cl. A3	CAD	2.71	9/15/15	188,961	[b]	167,851
						25,945,537
China—.2%
Azure Orbit II
International Finance,
Gtd. Notes		3.38	4/25/19	3,175,000		3,202,448
Colombia—.2%
Ecopetrol,
Sr. Unscd. Notes		5.88	5/28/45	2,575,000		2,658,688

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
France—4.4%
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	7,715,000	[c]	10,248,123
Electricite de France,
Sub. Notes	EUR	5.38	1/29/49	3,100,000	[c]	4,406,321
French Government,
Bonds	EUR	2.25	5/25/24	18,250,000		25,275,743
French Government,
Bonds	EUR	3.75	10/25/19	13,125,000		19,289,353
French Government,
Bonds	EUR	4.50	4/25/41	3,000,000		5,518,637
GDF Suez,
Sub. Notes, Ser. NC5	EUR	3.00	6/29/49	4,000,000	[c]	5,120,646
Veolia Environnement,
Jr. Sub. Notes	EUR	4.45	1/29/49	3,100,000	[c]	4,019,911
						73,878,734
Germany—4.8%
Allianz,
Sub. Notes	EUR	5.63	10/17/42	7,700,000	[c]	11,516,411
Deutsche Annington Finance,
Gtd. Notes		3.20	10/2/17	3,460,000	[b]	3,562,004
Deutsche Annington Finance,
Gtd. Notes	EUR	3.63	10/8/21	1,575,000		2,250,421
German Government,
Bonds	EUR	1.75	4/15/20	38,500,000	[d]	59,652,445
KFW,
Gov’t Gtd. Notes	JPY	2.05	2/16/26	3,000,000		31,426
Unitymedia Hessen,
Sr. Scd. Notes	EUR	7.50	3/15/19	2,920,000	[b]	3,869,744
						80,882,451
Hungary—.1%
Hungarian Development Bank,
Gov’t Gtd. Notes		6.25	10/21/20	2,100,000	[b]	2,325,750
Iceland—1.6%
Icelandic Government,
Unscd. Notes		4.88	6/16/16	1,450,000	[b]	1,524,278
Icelandic Government,
Unscd. Notes		4.88	6/16/16	24,575,000	[e]	25,833,953
						27,358,231

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
India—.6%
ONGC Videsh,
Gtd. Notes	EUR	2.75	7/15/21	2,000,000	[e]	2,534,568
State Bank India/London,
Sr. Unscd. Notes		3.62	4/17/19	8,025,000	[b]	8,201,582
						10,736,150
Ireland—2.9%
Bank of Ireland,
Gov’t Gtd. Notes	EUR	4.00	1/28/15	16,125,000		20,396,360
Irish Government,
Unscd. Bonds	EUR	3.40	3/18/24	19,680,000		28,239,181
						48,635,541
Italy—11.6%
Enel,
Sub. Bonds		8.75	9/24/73	3,800,000	[b,c]	4,455,500
Enel,
Sr. Unscd. Bonds	EUR	4.88	2/20/18	6,700,000		9,523,590
Intesa Sanpaolo,
Sr. Unscd. Notes		3.88	1/16/18	7,850,000		8,205,676
Intesa Sanpaolo,
Sr. Unscd. Notes	EUR	3.00	1/28/19	3,800,000		5,155,036
Italian Government,
Treasury Bonds	EUR	1.50	8/1/19	26,900,000		34,201,183
Italian Government,
Treasury Bonds	EUR	2.75	11/15/16	17,375,000		22,677,054
Italian Government,
Treasury Bonds	EUR	3.50	6/1/18	26,150,000		35,687,332
Italian Government,
Treasury Bonds	EUR	4.50	5/1/23	8,920,000		13,230,717
Italian Government,
Treasury Bonds	EUR	4.75	9/1/21	30,075,000		44,978,706
Telecom Italia,
Sr. Unscd. Notes	GBP	6.38	6/24/19	5,300,000		9,190,708
Wind Acquisition Finance,
Gtd. Notes		7.38	4/23/21	1,500,000	[b]	1,470,000
Wind Acquisition Finance,
Sr. Scd. Notes		6.50	4/30/20	4,375,000	[b]	4,566,406
Wind Acquisition Finance,
Sr. Scd. Notes	EUR	4.00	7/15/20	1,200,000	[b]	1,486,861

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Italy (continued)
Wind Acquisition Finance,
Scd. Notes	EUR	7.00	4/23/21	775,000	[b]	964,392
						195,793,161
Japan—5.2%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	34,000,000		318,756
Development Bank of Japan,
Gov’t Gtd. Bonds	JPY	1.70	9/20/22	24,000,000		236,368
Japanese Government,
Sr. Unscd. Bonds, Ser. 148	JPY	1.50	3/20/34	9,300,400,000		86,447,808
						87,002,932
Kazakhstan—1.1%
KazAgro National
Management Holding,
Sr. Unscd. Notes	EUR	3.26	5/22/19	5,750,000		7,217,637
Kazakhstan Government,
Sr. Unscd. Bonds		3.88	10/14/24	8,650,000	[b]	8,514,844
Kazakhstan Government,
Sr. Unscd. Notes		4.88	10/14/44	2,800,000	[b]	2,709,000
						18,441,481
Kenya—.2%
Kenyan Government,
Notes		5.88	6/24/19	2,675,000	[b]	2,778,656
Lithuania—.9%
Lithuanian Government,
Sr. Unscd. Notes	EUR	2.13	10/29/26	7,337,000		9,102,407
Lithuanian Government,
Sr. Unscd. Notes	EUR	3.38	1/22/24	3,700,000	[e]	5,251,414
						14,353,821
Luxembourg—.3%
Intelsat Jackson Holdings,
Gtd. Bonds		5.50	8/1/23	5,275,000		5,307,969
Mexico—4.7%
Alfa,
Sr. Unscd. Notes		6.88	3/25/44	2,350,000	[b,e]	2,649,625
Grupo Bimbo,
Gtd. Notes		3.88	6/27/24	3,475,000	[b]	3,467,355
Grupo Bimbo,
Gtd. Notes		4.88	6/27/44	1,775,000	[b]	1,754,092

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico (continued)
Mexican Government,
Bonds, Ser. M	MXN	8.00	12/7/23	56,325,000		4,808,040
Mexican Government,
Bonds, Ser. M 20	MXN	10.00	12/5/24	622,700,000		60,563,688
Petroleos Mexicanos,
Gtd. Notes		4.25	1/15/25	4,425,000	[b]	4,490,490
Petroleos Mexicanos,
Gtd. Notes	EUR	3.75	4/16/26	850,000		1,173,025
						78,906,315
Morocco—1.2%
Moroccan Government,
Sr. Unscd. Bonds	EUR	3.50	6/19/24	13,005,000		16,712,775
Moroccan Government,
Sr. Unscd. Notes	EUR	4.50	10/5/20	1,958,000		2,711,300
						19,424,075
Netherlands—3.4%
ELM,
Jr. Sub. Notes	EUR	5.25	5/29/49	8,100,000	[c]	10,659,845
Netherlands Government,
Bonds	EUR	1.25	1/15/19	25,650,000	[b]	33,675,947
Rabobank Nederland,
Sub. Notes	EUR	2.50	5/26/26	6,625,000	[c]	8,386,807
UPCB Finance VI,
Sr. Scd. Notes		6.88	1/15/22	3,675,000	[b]	4,033,313
						56,755,912
New Zealand—3.4%
New Zealand Government,
Sr. Unscd. Bonds, Ser. 319	NZD	5.00	3/15/19	11,925,000		9,754,030
New Zealand Government,
Sr. Unscd. Bonds, Ser. 420	NZD	3.00	4/15/20	45,250,000		33,809,020
New Zealand Government,
Sr. Unscd. Bonds, Ser. 1217	NZD	6.00	12/15/17	17,350,000		14,437,217
						58,000,267
Norway—.2%
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	18,275,000		3,057,310
Poland—2.3%
Polish Government,
Bonds, Ser. 1019	PLN	5.50	10/25/19	112,200,000		38,781,146

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Portugal—1.7%
Portuguese Government,
Sr. Unscd. Bonds	EUR	5.65	2/15/24	19,630,000	[b]	29,371,079
Romania—1.1%
Romanian Government,
Unscd. Notes	EUR	2.88	10/28/24	15,350,000		19,303,155
Singapore—.6%
ABJA Investment,
Gtd. Bonds		5.95	7/31/24	9,300,000		9,466,237
Spain—4.9%
BBVA Sub Capital,
Gtd. Notes	EUR	3.50	4/11/24	2,500,000	[c]	3,244,496
Gestamp Funding,
Sr. Scd. Notes		5.63	5/31/20	2,700,000	[b]	2,713,500
Iberdrola International,
Gtd. Notes	EUR	4.50	9/21/17	1,200,000		1,672,690
Iberdrola International,
Gtd. Notes	EUR	5.75	2/27/49	4,500,000	[c]	6,146,694
Repsol International Finance,
Gtd. Notes	EUR	2.63	5/28/20	5,300,000		7,154,087
Spanish Government,
Sr. Unscd. Bonds	EUR	4.30	10/31/19	21,500,000		31,271,576
Spanish Government,
Sr. Unscd. Bonds	EUR	4.40	10/31/23	11,450,000	[b]	17,313,320
Spanish Government,
Bonds	EUR	5.40	1/31/23	6,200,000	[b]	9,941,102
Telefonica Emisiones,
Gtd. Notes	EUR	3.96	3/26/21	2,600,000		3,786,745
						83,244,210
Supranational—1.3%
Asian Development Bank,
Sr. Unscd. Notes	CNY	2.85	10/21/20	29,000,000		4,632,458
Eurasian Development Bank,
Sr. Unscd. Notes		5.00	9/26/20	3,650,000	[b]	3,699,421
European Investment Bank,
Sr. Unscd. Bonds	JPY	1.40	6/20/17	38,600,000		357,201
International Bank for
Reconstruction &
Development,
Sr. Unscd. Notes	AUD	3.50	1/24/18	14,300,000		12,771,958
						21,461,038

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Sweden—1.1%
Swedish Government,
Bonds, Ser. 1047	SEK	5.00	12/1/20	108,750,000		18,589,289
United Arab Emirates—.5%
Emirates Telecommunications,
Sr. Unscd. Notes	EUR	1.75	6/18/21	6,125,000		7,835,278
United Kingdom—8.2%
Bank of Scotland,
Sub. Bonds	GBP	9.38	5/15/21	3,820,000		7,916,869
Barclays,
Sub. Notes		4.38	9/11/24	8,600,000		8,355,932
E-Carat,
Ser. 2012-1, Cl. A	GBP	1.30	6/18/20	853,721		1,370,080
Ensco,
Sr. Unscd. Notes		4.50	10/1/24	2,125,000		2,156,344
Ensco,
Sr. Unscd. Notes		5.75	10/1/44	3,700,000	[e]	3,859,581
Gracechurch Card Funding,
Ser. 2012-1A, Cl. A2	EUR	0.81	2/15/17	4,785,000	[b,c]	6,008,104
HSBC Holdings,
Sub. Notes	EUR	3.38	1/10/24	6,175,000	[c]	8,276,221
Lloyds Bank,
Sr. Unscd. Notes	GBP	2.75	12/9/18	5,325,000		8,755,175
Lloyds Bank,
Sub. Notes	EUR	6.50	3/24/20	3,250,000		4,999,878
Royal Bank of
Scotland Group,
Sub. Notes		6.00	12/19/23	7,850,000		8,463,658
United Kingdom Gilt,
Bonds	GBP	4.25	12/7/40	34,290,000		68,020,769
Virgin Media
Secured Finance,
Sr. Scd. Notes	GBP	6.00	4/15/21	6,425,000	[b]	10,792,956
						138,975,567
United States—23.4%
Ally Financial,
Gtd. Notes		3.50	1/27/19	7,340,000	[e]	7,413,400
BAE Systems Holdings,
Gtd. Bonds		3.80	10/7/24	3,925,000	[b]	3,958,912
Bank of America,
Sub. Notes		4.25	10/22/26	7,685,000		7,645,737

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Barclays Commercial
Mortgage Securities Trust,
Ser. 2013-TYSN, Cl. A2	3.76	9/5/32	5,090,000	[b]	5,378,221
Bear Stearns Alt-A Trust,
Ser. 2004-2, Cl. 2A1	2.62	3/25/34	2,222,961	[c]	2,234,005
Bear Stearns Commercial
Mortgage Securities Trust,
Ser. 2005-PW10, Cl. AJ	5.59	12/11/40	2,150,000	[c]	2,123,128
Bear Stearns Commercial
Mortgage Securities Trust,
Ser. 2007-PW17, Cl. AJ	5.89	6/11/50	5,125,000	[c]	5,207,295
Bear Stearns Commercial
Mortgage Securities Trust,
Ser. 2007-PW18, Cl. AJ	6.35	6/11/50	3,300,000	[c]	3,217,614
California Resources,
Gtd. Notes	6.00	11/15/24	2,250,000	[b]	2,300,625
Calpine,
Sr. Unscd. Notes	5.38	1/15/23	6,840,000		6,916,950
Capital Auto Receivables Asset Trust,
Ser. 2013-1, Cl. D	2.19	9/20/21	1,950,000		1,953,530
Capital Auto Receivables Asset Trust,
Ser. 2014-3, Cl. D	3.14	2/20/20	3,875,000		3,897,281
Capital Auto Receivables Asset Trust,
Ser. 2014-1, Cl. D	3.39	7/22/19	3,375,000		3,444,797
Capital Auto Receivables Asset Trust,
Ser. 2013-3, Cl. D	3.69	2/20/19	2,900,000		2,991,050
CCOH Safari,
Gtd. Bonds	5.50	12/1/22	2,450,000		2,471,437
CCOH Safari,
Gtd. Bonds	5.75	12/1/24	6,350,000		6,401,594
Cimarex Energy,
Gtd. Notes	5.88	5/1/22	3,125,000		3,375,000
Citigroup Commercial Mortgage Trust,
Ser. 2013-375X, Cl. E	3.63	5/10/35	4,595,000	[c]	4,111,362
Citigroup Commercial Mortgage Trust,
Ser. 2013-375P, Cl. E	3.63	5/10/35	4,670,000	[b,c]	4,178,468
Colony American Homes,
Ser. 2014-1A, Cl. C	2.10	5/17/31	2,925,000	[b,c]	2,870,343
Colony American Homes,
Ser. 2014-1A, Cl. D	2.40	5/17/31	2,075,000	[b,c]	2,009,694

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Commercial Mortgage Trust,
Ser. 2013-CR6, Cl. B	3.40	3/10/46	2,440,000	[b]	2,396,744
Commercial Mortgage Trust,
Ser. 2013-WWP, Cl. B	3.73	3/10/31	5,200,000	[b]	5,339,422
Commercial Mortgage Trust,
Ser. 2013-CR6, Cl. C	3.78	3/10/46	1,700,000	[b,c]	1,671,931
Commercial Mortgage Trust,
Ser. 2014-UBS2, Cl. AM	4.20	3/10/47	1,325,000		1,391,955
Commercial Mortgage Trust,
Ser. 2014-UBS2, Cl. B	4.70	3/10/47	925,000		987,883
Commercial Mortgage Trust,
Ser. 2013-LC13, Cl. B	5.01	8/10/46	3,775,000	[b,c]	4,144,002
Commercial Mortgage Trust,
Ser. 2013-LC13, Cl. C	5.22	8/10/46	1,240,000	[b,c]	1,342,631
Commercial Mortgage Trust,
Ser. 2013-CR11, Cl. C	5.34	10/10/46	3,100,000	[b,c]	3,367,217
Constellation Brands,
Gtd. Notes	4.75	11/15/24	2,095,000		2,147,375
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Cl. 4A1	5.50	9/25/34	4,347,196		4,402,264
Credit Suisse Mortgage Trust,
Ser. 2014-USA, Cl. E	4.37	9/15/37	9,470,000	[b]	8,582,102
Dynegy Finance I/II,
Sr. Scd. Notes	7.38	11/1/22	2,695,000	[b]	2,853,331
Dynegy Finance I/II,
Sr. Scd. Notes	6.75	11/1/19	1,985,000	[b]	2,056,956
Dynegy Finance I/II,
Sr. Scd. Notes	7.63	11/1/24	675,000	[b]	716,344
Extended Stay America Trust,
Ser. 2013-ESH7, Cl. D7	5.52	12/5/31	3,117,000	[b,c]	3,235,977
Federal Home Loan Mortgage
Corporation Structured Agency
Credit Risk Debt Notes,
Ser. 2014-DN3, Cl. M2	2.55	8/25/24	8,600,000	[c,f]	8,580,727
Federal Home Loan Mortgage
Corporation Structured Agency
Credit Risk Debt Notes,
Ser. 2014-HQ2, Cl. M1	1.60	9/25/24	7,811,387	[c,f]	7,789,070
Freeport-McMoRan,
Gtd. Notes	3.88	3/15/23	3,970,000	[e]	3,930,725

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Freeport-McMoRan,
Gtd. Notes		5.45	3/15/43	4,145,000		4,255,846
Fresenius Medical Care II,
Gtd. Notes		4.13	10/15/20	3,575,000	[b]	3,604,047
Frontier Communications,
Sr. Unscd. Notes		8.75	4/15/22	3,495,000		4,054,200
Genworth Holdings,
Gtd. Notes		4.90	8/15/23	7,205,000		7,515,211
Hilton USA Trust,
Ser. 2013-HLT, Cl. DFX		4.41	11/5/30	3,515,000	[b]	3,617,322
INEOS Group Holdings,
Gtd. Notes		5.88	2/15/19	5,440,000		5,446,800
JP Morgan Chase Bank,
Sub. Notes	EUR	4.38	11/30/21	6,350,000	[c]	8,397,662
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2013-LC11, Cl. B		3.50	4/15/46	7,270,000		7,244,424
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2006-LDP9, Cl. AM		5.37	5/15/47	4,995,000		5,200,784
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2006-CB17, Cl. AM		5.46	12/12/43	6,360,000		6,639,175
JP Morgan Chase Commercial
Mortgage Securities Trust,
Ser. 2007-LDPX, Cl. AM		5.46	1/15/49	6,615,000	[c]	6,958,170
JPMBB Commercial
Mortgage Securities Trust,
Ser. 2014-C24, Cl. B		4.12	11/15/47	2,975,000	[c]	3,054,859
JPMBB Commercial
Mortgage Securities Trust,
Ser. 2014-C19, Cl. B		4.39	4/15/47	4,700,000	[c]	4,941,961
JPMorgan Chase & Co.,
Sub. Notes		3.88	9/10/24	9,525,000		9,474,546
KeyCorp Student Loan Trust,
Ser. 1999-B, Cl. CTFS		0.95	11/25/36	2,850,000	[c]	2,623,040
Long Beach Mortgage Loan Trust,
Ser. 2004-1, Cl. M2		0.98	2/25/34	1,156,032	[c]	1,118,231
Marathon Petroleum,
Sr. Unscd. Notes		4.75	9/15/44	4,125,000		4,166,927

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Merrill Lynch Mortgage Trust,
Ser. 2006-C1, Cl. AJ		5.86	5/12/39	6,735,000	[c]	6,786,698
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	4,070,000	[e]	4,700,850
ML-CFC Commercial Mortgage Trust,
Ser. 2006-4, Cl. AJ		5.24	12/12/49	4,550,000		4,589,023
ML-CFC Commercial Mortgage Trust,
Ser. 2007-9, Cl. AJ		6.19	9/12/49	5,375,000	[c]	5,308,294
Mondelez International,
Sr. Unscd. Notes	EUR	1.13	1/26/17	6,475,000		8,213,446
Morgan Stanley Bank of
America Merrill Lynch Trust,
Ser. 2013-C8, Cl. B		3.67	12/15/48	2,195,000	[c]	2,209,946
Morgan Stanley Bank of
America Merrill Lynch Trust,
Ser. 2013-C7, Cl. B		3.77	2/15/46	2,355,000		2,385,118
Morgan Stanley Bank of
America Merrill Lynch Trust,
Ser. 2013-C8, Cl. C		4.17	12/15/48	1,885,000	[c]	1,919,463
Morgan Stanley
Mortgage Loan Trust,
Ser. 2005-1, Cl. 4A1		0.45	3/25/35	1,457,016	[c]	1,328,407
Morgan Stanley,
Sub. Notes		4.35	9/8/26	4,965,000		4,985,347
Popular ABS Mortgage
Pass-Through Trust,
Ser. 2006-D, Cl. A2		0.31	11/25/46	1,657,009	[c]	1,602,229
Santander Drive Auto
Receivables Trust,
Ser. 2014-4, Cl. D		3.10	11/16/20	7,470,000		7,527,792
Springleaf Funding Trust,
Ser. 2013-AA, Cl. A		2.58	9/15/21	9,500,000	[b]	9,571,402
Structured Asset Securities Corp.
Mortgage Pass-through
Certificates, Ser. 2004-11XS,
Cl. 1A5A		6.25	6/25/34	4,285,000	[c]	4,426,321
T-Mobile USA,
Gtd. Notes		6.00	3/1/23	3,825,000		3,949,313
T-Mobile USA,
Gtd. Notes		6.38	3/1/25	2,415,000		2,487,450

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Tenet Healthcare,
Sr. Scd. Notes	6.00	10/1/20	6,850,000		7,380,875
Transocean,
Gtd. Notes	3.80	10/15/22	1,490,000	[e]	1,343,877
Transocean,
Gtd. Notes	6.38	12/15/21	6,335,000	[e]	6,666,688
UBS-Barclays Commercial
Mortgage Trust,
Ser. 2013-C5, Cl. B	3.65	3/10/46	2,215,000	[b,c]	2,209,314
UBS-Barclays Commercial
Mortgage Trust,
Ser. 2013-C5, Cl. C	4.50	3/10/46	1,700,000	[b,c]	1,712,996
United Rentals North America,
Gtd. Notes	5.75	11/15/24	3,755,000		3,947,444
United Rentals North America,
Gtd. Notes	6.13	6/15/23	4,270,000		4,616,938
Verizon Communications,
Sr. Unscd. Notes	4.40	11/1/34	18,600,000		18,223,071
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2006-C29, Cl. AJ	5.37	11/15/48	4,940,000	[c]	4,925,155
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2007-C32, Cl. AJ	5.72	6/15/49	5,205,000	[c]	5,339,255
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR4, Cl. 2A1	2.61	4/25/35	3,724,702	[c]	3,746,115
Westlake Automobile
Receivables Trust,
Ser. 2014-2A, Cl. D	2.86	7/15/21	5,675,000	[b]	5,687,110
WFRBS Commercial
Mortgage Trust,
Ser. 2013-C11, Cl. B	3.71	3/15/45	1,780,000	[c]	1,798,294
WFRBS Commercial
Mortgage Trust,
Ser. 2013-C11, Cl. C	4.13	3/15/45	1,855,000	[c]	1,893,478
WFRBS Commercial
Mortgage Trust,
Ser. 2014-C20, Cl. B	4.38	5/15/47	6,280,000		6,575,543

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
ZFS Finance (USA) Trust V,
Jr. Sub. Cap. Secs	6.50	5/9/67	7,785,000	[b,c]	8,407,800
					393,815,356
Total Bonds and Notes
(cost $1,666,286,005)					1,647,632,871
			Face Amount
			Covered by
Options Purchased—.8%			Contracts ($)		Value ($)
Put Options:
Euro,
January 2015 @ EUR 1.26			170,000,000		2,680,961
Euro,
January 2015 @ EUR 1.26			173,300,000		2,968,771
Euro,
January 2015 @ EUR 1.26			172,500,000		3,048,318
Euro,
January 2015 @ EUR 1.26			170,000,000		3,275,827
South African Rand,
February 2015 @ ZAR 11.1			172,000,000		450,846
South African Rand,
January 2015 @ ZAR 10.93			34,500,000		1,146,337
Total Options Purchased
(cost $12,380,390)					13,571,060
			Principal
Short-Term Investments—.9%			Amount ($)		Value ($)
U.S. Treasury Bills:
0.02%, 2/19/15			6,250,000	[g]	6,249,719
0.04%, 11/13/14			8,635,000	[g]	8,634,991
Total Short-Term Investments
(cost $14,884,588)					14,884,710

Other Investment—1.4%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $23,017,186)			23,017,186	[h]	23,017,186

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $24,485,250)	24,485,250 [h]	24,485,250
Total Investments (cost $1,741,053,419)	102.3%	1,723,591,077
Liabilities, Less Cash and Receivables	(2.3%)	(38,778,941)
Net Assets	100.0%	1,684,812,136

EUR—Euro
ZAR—South African Rand

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CNY—ChineseYuan Renminbi
EUR—Euro
GBP—British Pound
JPY—JapaneseYen
MXN—Mexican New Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
SEK—Swedish Krona
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2014, these securities were valued at $302,198,064 or 17.9% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the German Consumer Price Index.
e Security, or portion thereof, on loan.At October 31, 2014, the value of the fund’s securities on loan was
$34,195,810 and the value of the collateral held by the fund was $35,476,661, consisting of cash collateral of
$24,485,250 and U.S. Government and Agency securities valued at $10,991,411.
f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
g Held by or on behalf of a counterparty for open financial futures contracts.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Non-U.S. Government	59.1	Cash & Equivalents	2.8
Securitized	15.0	U.S. Government	.9
Corporate-Investment Grade	13.9	Options Purchased	.8
Corporate-High Yield	9.8		102.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2014

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2014 ($)
Financial Futures Long
Canadian 10 Year Bonds	530	64,438,933	December 2014	257,010
Euro-Bobl	374	60,014,160	December 2014	73,346
Euro-Buxl	517	94,149,600	December 2014	2,379,268
Euro-Schatz	136	18,912,417	December 2014	4,133
Japanese 10 Year Bond	105	136,974,405	December 2014	385,552
Long Gilt	228	41,980,420	December 2014	1,055,750
Financial Futures Short
Euro 10 Year Bonds	161	30,447,136	December 2014	(71,857)
U.S. Treasury 2 Year Notes	532	116,807,250	December 2014	(349,286)
U.S. Treasury 5 Year Notes	1,002	119,666,981	December 2014	102,147
U.S. Treasury 10 Year Notes	829	104,751,922	December 2014	710,283
U.S. Treasury Long Bonds	351	49,523,906	December 2014	(322,073)
Gross Unrealized Appreciation				4,967,489
Gross Unrealized Depreciation				(743,216)

See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,195,810)—Note 1(c):
Unaffiliated issuers	1,693,550,983	1,676,088,641
Affiliated issuers	47,502,436	47,502,436
Cash		4,204,185
Cash denominated in foreign currencies	9,436,752	9,228,877
Dividends, interest and securities lending income receivable		17,155,023
Receivable for investment securities sold		12,257,225
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		6,530,229
Swap collateral		5,663,831
Unrealized appreciation on swap contracts—Note 4		4,538,194
Receivable for shares of Beneficial Interest subscribed		4,322,169
Swap premium paid—Note 4		999,082
Receivable for futures variation margin—Note 4		183,831
Prepaid expenses		36,914
		1,788,710,637
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,255,341
Payable for investment securities purchased		63,126,757
Liability for securities on loan—Note 1(c)		24,485,250
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		10,317,087
Unrealized depreciation on swap contracts—Note 4		1,845,988
Payable for shares of Beneficial Interest redeemed		1,665,352
Payable for swap variation margin—Note 4		752,863
Accrued expenses		449,863
		103,898,501
Net Assets ($)		1,684,812,136
Composition of Net Assets ($):
Paid-in capital		1,671,820,856
Accumulated undistributed investment income—net		44,473,188
Accumulated net realized gain (loss) on investments		(7,916,913)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions [including
$4,224,273 net unrealized appreciation on financial futures and ($8,262,999)
net unrealized (depreciation) on centrally cleared swap transactions]		(23,564,995)
Net Assets ($)		1,684,812,136

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	319,588,239	104,680,673	1,230,265,681	30,277,543
Shares Outstanding	19,080,423	6,388,654	72,962,975	1,795,534
Net Asset Value Per Share ($)	16.75	16.39	16.86	16.86

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Interest	52,750,389
Income from securities lending—Note 1(c)	80,546
Dividends;
Affiliated issuers	23,259
Total Income	52,854,194
Expenses:
Management fee—Note 3(a)	9,344,282
Shareholder servicing costs—Note 3(c)	3,116,030
Distribution fees—Note 3(b)	913,248
Custodian fees—Note 3(c)	278,704
Prospectus and shareholders’ reports	205,916
Registration fees	148,212
Trustees’ fees and expenses—Note 3(d)	115,711
Professional fees	109,602
Loan commitment fees—Note 2	14,240
Interest expense—Note 2	118
Miscellaneous	77,603
Total Expenses	14,323,666
Less—reduction in fees due to earnings credits—Note 3(c)	(1,108)
Net Expenses	14,322,558
Investment Income—Net	38,531,636
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	41,232,937
Net realized gain (loss) on options transactions	10,635,785
Net realized gain (loss) on financial futures	7,779,021
Net realized gain (loss) on swap transactions	3,096,902
Net realized gain (loss) on forward foreign currency exchange contracts	3,317,235
Net Realized Gain (Loss)	66,061,880
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(66,534,975)
Net unrealized appreciation (depreciation) on options transactions	11,173,376
Net unrealized appreciation (depreciation) on financial futures	433,016
Net unrealized appreciation (depreciation) on swap transactions	(13,907,179)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	593,343
Net Unrealized Appreciation (Depreciation)	(68,242,419)
Net Realized and Unrealized Gain (Loss) on Investments	(2,180,539)
Net Increase in Net Assets Resulting from Operations	36,351,097

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013 [a]
Operations ($):
Investment income—net	38,531,636	43,378,406
Net realized gain (loss) on investments	66,061,880	(55,222,228)
Net unrealized appreciation
(depreciation) on investments	(68,242,419)	(30,602,453)
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,351,097	(42,446,275)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(6,472,384)	(14,913,171)
Class C	(901,100)	(3,059,078)
Class I	(17,440,206)	(23,157,448)
Class Y	(268,120)	(5)
Net realized gain on investments:
Class A	—	(8,813,225)
Class C	—	(2,590,934)
Class I	—	(11,832,504)
Total Dividends	(25,081,810)	(64,366,365)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	103,430,720	273,141,211
Class C	6,846,201	39,730,240
Class I	885,799,995	507,109,163
Class Y	37,270,359	1,000
Dividends reinvested:
Class A	6,099,748	22,363,097
Class C	661,956	4,155,441
Class I	11,765,168	25,556,121
Class Y	248,147	—
Cost of shares redeemed:
Class A	(350,268,879)	(385,947,046)
Class C	(56,738,530)	(78,749,042)
Class I	(544,877,550)	(537,269,652)
Class Y	(6,991,608)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	93,245,727	(129,909,467)
Total Increase (Decrease) in Net Assets	104,515,014	(236,722,107)
Net Assets ($):
Beginning of Period	1,580,297,122	1,817,019,229
End of Period	1,684,812,136	1,580,297,122
Undistributed investment income—net	44,473,188	3,602,275

	Year Ended October 31,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	6,216,086	16,129,452
Shares issued for dividends reinvested	367,916	1,305,814
Shares redeemed	(20,939,026)	(23,104,778)
Net Increase (Decrease) in Shares Outstanding	(14,355,024)	(5,669,512)
Class Cb
Shares sold	419,553	2,379,836
Shares issued for dividends reinvested	40,845	246,968
Shares redeemed	(3,493,198)	(4,826,517)
Net Increase (Decrease) in Shares Outstanding	(3,032,800)	(2,199,713)
Class Ic
Shares sold	52,212,688	29,823,847
Shares issued for dividends reinvested	702,962	1,486,616
Shares redeemed	(32,530,513)	(31,910,610)
Net Increase (Decrease) in Shares Outstanding	20,385,137	(600,147)
Class Yc
Shares sold	2,195,057	61.24
Shares issued for dividends reinvested	14,577	—
Shares redeemed	(414,161)	—
Net Increase (Decrease) in Shares Outstanding	1,795,473	61.24

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended October 31, 2013, 45,481 Class C shares representing $744,979 were exchanged for
44,556 Class A shares.
c During the period ended October 31, 2014, 868,678 Class I shares representing $14,876,502 were exchanged for
868,678 ClassY shares.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	16.53	17.48	16.85	17.62	16.25
Investment Operations:
Investment income—net[a]	.39	.39	.34	.40	.50
Net realized and unrealized
gain (loss) on investments	.06	(.75)	.65	(.17)	1.42
Total from Investment Operations	.45	(.36)	.99	.23	1.92
Distributions:
Dividends from investment income—net	(.23)	(.37)	(.19)	(.43)	(.35)
Dividends from net realized
gain on investments	—	(.22)	(.17)	(.57)	(.20)
Total Distributions	(.23)	(.59)	(.36)	(1.00)	(.55)
Net asset value, end of period	16.75	16.53	17.48	16.85	17.62
Total Return (%)[b]	2.77	(2.14)	6.04	1.65	12.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.07	1.02	1.01	1.09
Ratio of net expenses
to average net assets	1.08	1.07	1.02	1.01	1.09
Ratio of net investment income
to average net assets	2.31	2.28	2.02	2.38	3.06
Portfolio Turnover Rate	209.53	169.41	192.50	213.45	153.71
Net Assets, end of period ($ x 1,000)	319,588	552,695	683,387	612,236	374,363

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	16.17	17.11	16.54	17.32	16.05
Investment Operations:
Investment income—net[a]	.27	.26	.21	.27	.37
Net realized and unrealized
gain (loss) on investments	.07	(.72)	.64	(.16)	1.39
Total from Investment Operations	.34	(.46)	.85	.11	1.76
Distributions:
Dividends from investment income—net	(.12)	(.26)	(.11)	(.32)	(.29)
Dividends from net realized
gain on investments	—	(.22)	(.17)	(.57)	(.20)
Total Distributions	(.12)	(.48)	(.28)	(.89)	(.49)
Net asset value, end of period	16.39	16.17	17.11	16.54	17.32
Total Return (%)[b]	2.09	(2.78)	5.23	.89	11.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.76	1.75	1.76	1.75	1.84
Ratio of net expenses
to average net assets	1.76	1.75	1.76	1.75	1.84
Ratio of net investment income
to average net assets	1.63	1.60	1.31	1.63	2.31
Portfolio Turnover Rate	209.53	169.41	192.50	213.45	153.71
Net Assets, end of period ($ x 1,000)	104,681	152,333	198,824	157,340	103,906

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	16.65	17.58	16.94	17.70	16.31
Investment Operations:
Investment income—net[a]	.44	.44	.39	.44	.54
Net realized and unrealized
gain (loss) on investments	.07	(.74)	.64	(.16)	1.42
Total from Investment Operations	.51	(.30)	1.03	.28	1.96
Distributions:
Dividends from investment income—net	(.30)	(.41)	(.22)	(.47)	(.37)
Dividends from net realized
gain on investments	—	(.22)	(.17)	(.57)	(.20)
Total Distributions	(.30)	(.63)	(.39)	(1.04)	(.57)
Net asset value, end of period	16.86	16.65	17.58	16.94	17.70
Total Return (%)	3.08	(1.78)	6.27	1.87	12.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75	.74	.80	.75	.82
Ratio of net expenses
to average net assets	.75	.74	.80	.75	.82
Ratio of net investment income
to average net assets	2.65	2.60	2.29	2.64	3.30
Portfolio Turnover Rate	209.53	169.41	192.50	213.45	153.71
Net Assets, end of period ($ x 1,000)	1,230,266	875,269	934,809	468,316	328,703

a Based on average shares outstanding.
See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	16.65	16.33
Investment Operations:
Investment income—net[b]	.47	.14
Net realized and unrealized
gain (loss) on investments	.05	.26
Total from Investment Operations	.52	.40
Distributions:
Dividends from investment income—net	(.31)	(.08)
Net asset value, end of period	16.86	16.65
Total Return (%)	3.13	2.43	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.74	[d]
Ratio of net expenses to average net assets	.68	.74	[d]
Ratio of net investment income
to average net assets	2.71	2.63	[d]
Portfolio Turnover Rate	209.53	169.41
Net Assets, end of period ($ x 1,000)	30,278	1

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and ClassY. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	78,620,220	—	78,620,220
Commercial
Mortgage-Backed	—	141,985,224	—	141,985,224
Corporate Bonds†	—	442,592,146	—	442,592,146
Foreign Government	—	951,928,372	—	951,928,372
Mutual Funds	47,502,436	-	—	47,502,436
Residential
Mortgage-Backed	—	32,506,909	—	32,506,909
U.S. Treasury	—	14,884,710	—	14,884,710
Other Financial
Instruments:
Financial Futures††	4,967,489	-	—	4,967,489
Forward Foreign
Currency Exchange
Contracts††	—	6,530,229	—	6,530,229
Options Purchased	—	13,571,060	—	13,571,060
Swaps††	—	4,538,194	—	4,538,194

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(743,216)	—	—	(743,216)
Forward Foreign
Currency Exchange
Contracts††	—	(10,317,087)	—	(10,317,087)
Swaps††	—	(10,108,987)	—	(10,108,987)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $18,832 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	11,433,504	1,364,799,910	1,353,216,228	23,017,186	1.4

Affiliated
Investment	Value			Value	Net
Company	10/31/2013($)	Purchases ($)	Sales ($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	63,405,800	195,952,507	234,873,057	24,485,250	1.4
Total	74,839,304	1,560,752,417	1,588,089,285	47,502,436	2.8

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2014, the Board declared a cash dividend of $.072, $.044, $.089 and $.093 per share from undistributed investment income-net for Class A, Class C, Class I and ClassY shares, respectively, payable on November 3, 2014 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2014.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,153,123, accumulated capital losses $12,646,240 and unrealized depreciation $22,515,603.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2014.The fund has $5,686,206 of post-enactment short-term capital losses and $6,960,034 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $25,081,810 and $64,366,365, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $27,421,087 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2014 was approximately $14,250 with a related weighted average annualized interest rate of .83%.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2014, the Distributor retained $2,583 from commissions earned on sales of the fund’s Class A shares and $11,154 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $913,248 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $1,102,504 and $304,416, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $268,543 for transfer agency services and $20,138 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1,108.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $278,704 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $858,444, Distribution Plan fees $67,536, Shareholder Services Plan fees $91,508, custodian fees $174,870, Chief Compliance Officer fees $617 and transfer agency fees $62,366.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2014, amounted to $3,286,117,154 and $3,136,962,079, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2014 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instruments at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received.This risk is mitigated by Master Agreements between the fund and the counterparty.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2014, there were no options written outstanding.

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2013	—	—
Contracts written	116,850,000	1,881,309
Contracts terminated:
Contracts closed	116,850,000	1,881,309	—	1,881,309
Contracts Outstanding
October 31, 2014	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at October 31, 2014:

	Foreign			Unrealized
Forward Foreign	Currency Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound,
Expiring
11/28/2014[a]	42,095,000	68,009,734	67,323,947	(685,787)
Canadian Dollar,
Expiring
11/28/2014[b]	58,255,000	52,256,441	51,652,547	(603,894)
Euro,
Expiring:
11/03/2014[c]	669,812	844,500	839,374	(5,126)
11/28/2014[c]	430,000	548,349	538,949	(9,400)
11/28/2014[d]	29,780,000	37,991,239	37,325,373	(665,866)
12/22/2014[b]	61,000,000	80,471,200	76,468,382	(4,002,818)
Indian Rupee,
Expiring:
11/28/2014[d]	4,135,260,000	67,199,025	66,952,217	(246,808)
1/30/2015[e]	1,042,000,000	16,747,476	16,639,844	(107,632)
Japanese Yen,
Expiring
11/28/2014[b]	8,157,175,000	75,595,894	72,636,413	(2,959,481)
Malaysian Ringgit,
Expiring
11/28/2014[d]	73,945,000	22,507,495	22,433,009	(74,486)
New Zealand Dollar,
Expiring
11/05/2014[d]	43,476,817	33,903,222	33,890,275	(12,947)
Norwegian Krone,
Expiring
11/28/2014[b]	472,020,000	70,599,552	69,913,830	(685,722)
Philippines Peso,
Expiring
11/28/2014[c]	730,000,000	16,278,292	16,251,758	(26,534)
Singapore Dollar,
Expiring
11/28/2014[c]	5,250,000	4,124,570	4,085,928	(38,642)

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign	Currency Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring
11/28/2014[b]	89,835,000	12,224,861	12,166,617	(58,244)
Sales:			Proceeds ($)
Australian Dollar,
Expiring
11/28/2014[b]	108,810,000	96,573,227	95,567,448	1,005,779
Brazilian Real,
Expiring
12/02/2014[d]	6,220,000	2,457,818	2,485,813	(27,995)
Euro,
Expiring:
11/28/2014[b]	2,300,000	2,907,030	2,882,752	24,278
11/28/2014[f]	151,725,000	193,617,790	190,167,635	3,450,155
Mexcian New Peso,
Expiring
11/28/2014[e]	775,970,000	57,460,106	57,523,694	(63,588)
New Zealand Dollar,
Expiring
11/28/2014[d]	93,135,000	73,057,746	72,402,464	655,282
Polish Zloty,
Expiring
11/28/2014[c]	135,430,000	40,640,989	40,144,836	496,153
South Korean Won,
Expiring:
11/28/2014[c]	9,827,820,000	9,143,221	9,185,338	(42,117)
11/28/2014[d]	4,782,020,000	4,535,867	4,469,401	66,466
Swedish Krona,
Expiring:
11/28/2014[a]	154,590,000	21,162,662	20,936,576	226,086
11/28/2014[d]	91,680,000	12,557,528	12,416,491	141,037
Swiss Franc,
Expiring
11/28/2014[b]	26,550,000	28,064,207	27,599,214	464,993
Gross Unrealized
Appreciation				6,530,229
Gross Unrealized
Depreciation				(10,317,087)

Counterparties:

a	Credit Suisse
b	Goldman Sachs International
c	Barclays Bank
d	Citigroup
e	JP Morgan Chase Bank
f	Deutsche Bank

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the coun-terparty.There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default.The following summarizes open interest rate swaps entered into by the fund at October 31, 2014:

OTC—Interest Rate Swaps
					Unrealized
Notional	Currency/		(Pay) Receive		Appreciation
Amount ($)	Floating Rate Counterparties		Fixed Rate (%)	Expiration	(Depreciation) ($)

42,200,000	EUR—6 Month	J.P. Morgan
	Libor	Chase Bank	1.91	11/4/2016	2,670,690
366,600,000	MXN—28 Day	J.P. Morgan
	Libor	Chase Bank	6.74	1/2/2024	1,432,516
29,400,000	USD—3 Month	Citigroup	(0.84)	11/8/2017	160,365
	Libor
41,100,324	BRL—1 Year	Goldman
	Libor	Sachs
		International	11.99	1/2/2017	(54,295)
946,400,000	MXN—28 Day	J.P. Morgan
	Libor	Chase Bank	(4.74)	1/10/2017	(1,097,340)
86,400,000	USD—3 Month	J.P. Morgan
	Libor	Chase Bank	(2.32)	6/4/2023	(694,353)
Unrealized Gross
Appreciation					4,263,571
Unrealized Gross
Depreciation					(1,845,988)

Centrally Cleared Interest Rate Swaps

Notional		Currency/ (Pay) Receive		Clearing	Unrealized
Amount ($)		Floating Rate	Fixed Rate (%) Expiration	House	(Depreciation) ($)

		USD—		Chicago
		3 Month		Mercantile
158,500,000	[a]	Libor	(1.83) 1/10/2019	Exchange	(2,763,766)
		USD—		Chicago
		3 Month		Mercantile
137,700,000	[b]	Libor	(2.48) 1/10/2021	Exchange	(4,956,016)
		USD—		Chicago
		3 Month		Mercantile
174,170,000	[c]	Libor	(0.66) 7/21/2016	Exchange	(543,217)
Unrealized Gross
Depreciation					(8,262,999)

Counterparties:

a	Citigroup
b	Deutsche Bank
c	Goldman Sach International

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at October 31, 2014:

OTC—Credit Default Swaps

				(Pay)		Upfront
				Receive Implied		Premiums
Reference	Notional			Fixed Credit	Market	Received	Unrealized
Obligation ($)	Amount ($)[2]		Rate	(%) Spread (%)[3]	Value ($)	(Paid) ($)	Appreciation ($)

Purchase Contracts:[1]
Dow Jones
CDX.NA.HY.22
Index
12/20/2019†	16,860,000	[a]		5.00 342.87 1,273,705		(999,082)	274,623

† Expiration Date
Counterparties:

a	JP Morgan Chase Bank
1	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as “Defaulted”
indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2014 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	9,231,060	Interest rate risk[1,2]	(10,852,203)
Foreign exchange risk[3,4]	20,101,289	Foreign exchange risk[5]	(10,317,087)
Credit risk[2]	274,623	Credit risk	—
Gross fair value of
derivatives contracts	29,606,972		(21,169,290)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.
3	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2014 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Transactions[9]	Total
Interest rate	7,779,021	(1,383,885)	—	4,505,603	10,900,739
Foreign
exchange	—	12,019,670	3,317,235	—	15,336,905
Credit	—	—	—	(1,408,701)	(1,408,701)
Total	7,779,021	10,635,785	3,317,235	3,096,902	24,828,943

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward	Swap
Underlying risk	Futures[10]	Transactions[11]	Contracts[12]	Transactions[13]	Total
Interest rate	433,016	394,557	—	(14,593,051) (13,765,478)
Foreign
exchange	—	10,778,819	593,343	—	11,372,162
Credit	—	—	—	685,872	685,872
Total	433,016	11,173,376	593,343	(13,907,179)	(1,707,444)

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net realized gain (loss) on swap transactions.
[10] Net unrealized appreciation (depreciation) on financial futures.
[11] Net unrealized appreciation (depreciation) on options transactions.
[12] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[13] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	4,967,489	(743,216)
Options	13,571,060	—
Forward contracts	6,530,229	(10,317,087)
Swaps	4,538,194	(10,108,987)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	29,606,972	(21,169,290)
Derivatives not subject
to Master Agreements	(5,193,575)	9,692,002
Total gross amount of assets and
liabilities subject to
Master Agreements	24,413,397	(11,477,288)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2014:†

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)[2]	Assets ($)
Barclays Bank	1,642,490	(121,819)	(1,520,671)	—
Citigroup	3,704,111	(1,028,102)	(1,299,000)	1,377,009
Deutsche Bank	6,725,982	—	(900,000)	5,825,982
Goldman Sachs
International	4,994,214	(4,994,214)	—	—
JP Morgan Chase Bank	4,377,829	(1,962,913)	(522,000)	1,892,916
Morgan Stanley	2,968,771	—	(2,700,000)	268,771
Total	24,413,397	(8,107,048)	(6,941,671)	9,364,678

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	Liabilities ($)
Barclays Bank	(121,819)	121,819	—	—
Citigroup	(1,028,102)	1,028,102	—	—
Goldman Sachs
International	(8,364,454)	4,994,214	470,000	(2,900,240)
JP Morgan Chase Bank	(1,962,913)	1,962,913	—	—
Total	(11,477,288)	8,107,048	470,000	(2,900,240)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledge may be more than the amount shown due to over collateralization.
†	See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2014:

Average Market Value ($)
Interest rate financial futures	384,861,865
Interest rate options contracts	287,672
Foreign currency options contracts	4,939,764
Forward contracts	1,029,095,362

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2014:

Average Notional Value ($)
Interest rate swap agreements	947,509,334
Credit default swap agreements	46,250,769

At October 31, 2014, the cost of investments for federal income tax purposes was $1,741,369,604; accordingly, accumulated net unrealized depreciation on investments was $17,778,527, consisting of $23,270,860 gross unrealized appreciation and $41,049,387 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments and financial futures, as of October 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2014

The Fund 57

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 24.75% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (1988)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 59

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (1993)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (65)
Board Member (1992)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 69
———————
Benaree Pratt Wiley (68)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 61

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,240 in 2013 and $72,620 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,980 in 2013 and $9,330 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,720 in 2013 and $4,820 in 2014. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,945,381 in 2013 and $15,598,229 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    March 3, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    March 3, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]